UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2026

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2026, Acadia Realty Trust (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) furnishing supplemental reporting information regarding the financial results, operations and portfolio of the Company as of and for the quarter ended March 31, 2026 (the “Supplemental Report”). Subsequent to that filing, the Company identified certain errors on page 22 of the Supplemental Report in the following rows:

•
“Pre-stabilized assets”: REIT pre-stabilized assets should have been stated as “337,937” instead of “1,032,481” and FUND IV pre-stabilized assets should have been stated as “17,481” instead of “12,875”
•
“Development and redevelopment projects”: REIT development and redevelopment projects should have been stated as “528,500” instead of “524,400”
•
“Total Costs to Date”: REIT total costs to date should have been stated as “866,437” instead of “1,556,881” and FUND IV total costs to date should have been stated as “45,281” instead of “40,675”

The changes did not affect any other tables or text, or the press release furnished as Exhibit 99.1 to the Initial 8-K. A copy of the revised Supplemental Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The information included in this Item 2.02, including the information included in Exhibit 99.1, is intended to be “furnished” pursuant to Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a)(2) of the Securities Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company (the “2026 Annual Meeting”) was held on May 13, 2026. Shareholders representing 125,266,689 common shares of beneficial interest (“Common Shares”), or 95.57%, of the Common Shares outstanding as of the March 16, 2026 record date, either participated in or were represented at the 2026 Annual Meeting by proxy.

The proposals listed below were submitted to a vote of the shareholders of the Company at the 2026 Annual Meeting. Each proposal is described in the Company’s definitive proxy statement for the 2026 Annual Meeting, filed with the Securities and Exchange Commission on March 31, 2026.

The following tables set forth the final voting results of the proposals.

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1 - Election of Trustees:
Proposal 1a - Election of Trustee: Kenneth F. Bernstein	123,772,737	449,209	55,418	989,325
Proposal 1b - Election of Trustee: Mark A. Denien	124,209,218	12,711	55,435	989,325
Proposal 1c - Election of Trustee: Kenneth A. McIntyre	122,972,735	1,120,754	183,875	989,325
Proposal 1d - Election of Trustee: William T. Spitz	121,008,927	3,212,999	55,438	989,325
Proposal 1e - Election of Trustee: Lynn C. Thurber	123,256,400	965,642	55,322	989,325
Proposal 1f - Election of Trustee: Lee S. Wielansky	122,023,011	2,198,918	55,435	989,325
Proposal 1g - Election of Trustee: Hope B. Woodhouse	122,288,806	1,804,800	183,758	989,325
Proposal 1h - Election of Trustee: C. David Zoba	117,384,830	6,837,100	55,434	989,325

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2 - Ratification of the Appointment of Deloitte & Touche, LLP as the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026	125,023,596	220,031	23,062	0

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 3: Advisory (Non-Binding) Approval of Named Executive Officer Compensation	117,956,235	6,293,624	27,505	989,325

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Supplemental Reporting Information as of and for the quarter ended March 31, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
May 13, 2026	Title:	Executive Vice President and Chief Financial Officer